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                                                                    EXHIBIT 31.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Richard Macchia, Vice President and Chief Financial Officer of Internet Security Systems, Inc., certify that:

         1. I have reviewed this annual report on Form 10-K of Internet Security Systems, Inc. ("Registrant");

         2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

         3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Registrant as of, and for, the periods presented in this annual report;

         4. Registrant's other certifying officer and I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Registrant and have:

                  a. designed such disclosure controls and procedures , or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

                  b. evaluated the effectiveness of Registrant's disclosure controls and procedures presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this annual report based on such evaluation; and

                  c. disclosed in this annual report any change in Registrant's internal control over financial reporting that occurred during Registrant's fourth quarter of fiscal 2003 that has materially affected, or is reasonably likely to materially affect, Registrant's internal control over financial reporting; and

         5. Registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Registrant's auditors and the audit committee of Registrant's board of directors (or persons performing the equivalent functions):

                  a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Registrant's ability to record, process, summarize and report financial information; and

                  b. any fraud, whether or not material, that involves management or other employees who have a significant role in Registrant's internal control over financial reporting.


                                   /s/ RICHARD MACCHIA
                             ----------------------------------------------
                             Richard Macchia
                             Senior Vice President Finance and Administration and Chief Financial Officer


March 15, 2004